UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2022

PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-10709	95-4300881
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	PSB	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.250% Cum Pref Share, Series X, $0.01 par value	PSBPrX	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.200% Cum Pref Share, Series Y, $0.01 par value	PSBPrY	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series Z, $0.01 par value	PSBPrZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 27, 2022, PS Business Parks, Inc. (the “Company”) issued a press release announcing the expiration of the “go-shop” period set forth in the previously announced Agreement and Plan of Merger, dated as of April 24, 2022, by and among the Company, Sequoia Parent LP, Sequoia Merger Sub I LLC, Sequoia Merger Sub II LLC and PS Business Parks, L.P. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed a preliminary proxy statement on Schedule 14A on May 19, 2022 with the U.S. Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statement with the SEC, PSB intends to mail the definitive proxy statement (the “Proxy Statement”) and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This press release is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov. In addition, the documents (when available) may be obtained free of charge by accessing the Investor Relations section of the Company’s website at https://ir.psbusinessparks.com or by contacting the Company’s Investor Relations by email at info@psbusinessparks.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2022 annual meeting of stockholders, which was filed with the SEC on March 25, 2022, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 22, 2022 and in other documents filed by the Company with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “will,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon present expectations, estimates and projections and beliefs of and assumptions, involve uncertainty that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. There are a number of important factors that could have a material adverse effect on our operations, future prospects and the proposed transaction, including but not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the Company and Blackstone’s affiliates; the failure to obtain the approval of the Company’s stockholders of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; stockholder litigation in connection with the proposed transaction, which may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the ability to meet expectations regarding the timing and completion of the proposed transaction; and significant transaction costs, fees, expenses and charges. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on February 22, 2022, and subsequent filings by the Company with the SEC. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives and plans will be achieved. Any forward-looking statement speaks only as of the date on which it is made. Moreover, we assume no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements, except as required by law. Investors should not place undue reliance upon these forward-looking statements. The Company claims the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release issued on May 27, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Dated: May 27, 2022	By:	/s/ Adeel Khan
	Name:	Adeel Khan
	Title:	Executive Vice President, Chief Financial Officer and Corporate Secretary

News Release PS Business Parks, Inc. 701 Western Avenue Glendale, CA 91201-2349 psbusinessparks.com

PS Business Parks, Inc. Announces Expiration of “Go-Shop” Period

Contained In Previously Announced Merger Agreement

GLENDALE, California, May 27, 2022—PS Business Parks, Inc. (NYSE:PSB) (“PSB” or the “Company”) announced today the expiration of the “go-shop” period set forth in the previously announced definitive merger agreement with affiliates of Blackstone Real Estate (“Blackstone”), dated as of April 24, 2022 (the “merger agreement”). Under the terms of the merger agreement, Blackstone has agreed to acquire all the outstanding shares of the Company’s common stock for $187.50 per share in an all-cash transaction valued at approximately $7.6 billion, including transaction expenses. The “go-shop” period expired at 11:59 p.m. (New York City time) on May 25, 2022.

During the “go-shop” period, at the direction of PSB’s board of directors, representatives of J.P. Morgan Securities LLC and Eastdil Secured, financial advisors to PSB, actively solicited company acquisition proposals from 43 potentially interested third parties. To date, none of the third parties contacted by PSB or its financial advisors, or any other third parties, have made competing proposals following the execution of the merger agreement.

Upon expiration of the go-shop period, PSB became subject to customary “no-shop” provisions that limit PSB and its representatives’ ability to negotiate competing proposals with, or provide non-public information to, third parties, subject to exceptions specified in the merger agreement.

The transaction is expected to close in the third quarter of 2022, subject to approval by PSB’s stockholders and other customary closing conditions.

Advisors

J.P. Morgan Securities LLC is acting as lead financial advisor to PSB and provided a fairness opinion to the PSB board of directors in connection with the transaction. Eastdil Secured is acting as real estate advisor to PSB and is also acting as a co-financial advisor to PSB. Wachtell, Lipton, Rosen & Katz is serving as PSB’s legal advisor.

About PS Business Parks

PS Business Parks, Inc., an S&P MidCap 400 company, is a REIT that acquires, develops, owns, and operates commercial properties, predominantly multi-tenant industrial, industrial-flex, and low-rise suburban office space. Located primarily in major coastal markets, PS Business Parks’ 96 properties serve approximately 4,900 tenants in 27.0 million square feet of space as of March 31, 2022. The portfolio also includes 800 residential units (inclusive of units in-process). Additional information about PS Business Parks, Inc. is available on the Company’s website, which can be found at psbusinessparks.com.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed a preliminary proxy statement on Schedule 14A on May 19, 2022 with the U.S. Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statement with the SEC, PSB intends to mail the definitive proxy statement (the “Proxy Statement”) and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This press release is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov. In addition, the documents (when available) may be obtained free of charge by accessing the Investor Relations section of the Company’s website at https://ir.psbusinessparks.com or by contacting the Company’s Investor Relations by email at info@psbusinessparks.com.

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Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2022 annual meeting of stockholders, which was filed with the SEC on March 25, 2022, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 22, 2022, and in other documents filed by the Company with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “will,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon present expectations, estimates and projections and beliefs of and assumptions, involve uncertainty that could cause the actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. There are a number of important factors that could have a material adverse effect on our operations, future prospects and the proposed transaction, including but not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the Company and Blackstone’s affiliates; the failure to obtain the approval of the Company’s stockholders of the proposed transaction or the failure to satisfy any of the other conditions to the completion of the proposed transaction; stockholder litigation in connection with the proposed transaction, which may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; the effect of the announcement of the proposed transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the ability to meet expectations regarding the timing and completion of the proposed transaction; and significant transaction costs, fees, expenses and charges. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on February 22, 2022, and subsequent filings by the Company with the SEC. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives and plans will be achieved. Any forward-looking statement speaks only as of the date on which it is made. Moreover, we assume no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements, except as required by law. Investors should not place undue reliance upon these forward-looking statements. The Company claims the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Contacts:
PS Business Parks
Adeel Khan
(818) 244-8080, Ext 8975

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